Exhibit 99.1
Chuck Ungurean, President & CEO Brian Meilton, Investor Relations August 25, 2011 2011 Citigroup MLP/Midstream Infrastructure Conference

2 Forward-Looking Statements, Risk Factors and Non-GAAP Financial Measures Some of the information in this presentation may contain forward-looking statements. These statements can be identified by the use of forward-looking terminology including "will," "may," "believe," "expect," "anticipate," "estimate," "continue," or other similar words. These statements discuss future expectations, contain projections of financial condition or of results of operations, or state other "forward-looking" information. These forward-looking statements involve risks and uncertainties. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in our annual report on Form 10-K for the year ended December 31, 2010 filed with the U.S. Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance or an assurance that our current assumptions or projections are valid. Actual results may differ materially from those projected. You are strongly encouraged to closely consider the additional disclosures contained in our annual report, including the risk factors beginning on page 25 thereof. You may access a copy of our annual report at www.OxfordResources.com. From time to time in our presentations, we present adjusted EBITDA, a non-GAAP financial measure that we use as an important supplemental measure of our performance. We believe adjusted EBITDA provides useful information to management and external users of our financial statements such as investors and lenders to assess (i) our financial performance without regard to financing methods, capital structure or income taxes; (ii) our ability to generate cash sufficient to pay interest on our indebtedness and to make distributions to our unitholders and our general partner; (iii) our compliance with certain credit facility financial covenants; and (iv) our ability to fund capital expenditure projects from operating cash flow. Adjusted EBITDA for a period represents net income (loss) attributable to our unitholders for that period before interest, taxes, DD&A, gain on purchase of business, contract termination and amendment expenses, net, amortization of below-market coal sales contracts, non-cash equity-based compensation expense, non-cash gain or loss on asset disposals and the non-cash change in future asset retirement obligations ("ARO"). The non-cash change in future ARO is the portion of our non-cash change in our future ARO that is included in reclamation expense in our financial statements, and that portion represents the change over the applicable period in the value of our ARO. Although adjusted EBITDA is not a measure of performance calculated in accordance with GAAP, our management believes that it is useful in evaluating our financial performance and our compliance with certain credit facility financial covenants. Because not all companies calculate adjusted EBITDA identically, our calculation may not be comparable to the similarly titled measure of other companies.

3 Oxford is a Top 20 Domestic Coal Producer Source: Boyd and MSHA. #14 - U.S. Surface #18 - Total U.S. #14 - U.S. Surface Mining Only #11 - Total East of Mississippi River #5 - East of Mississippi River Surface Only

Oxford's Investment Thesis Low cost producer Long-term customer relationships Highly contracted sales portfolio Diverse operations Strategic position in key growth markets 4 ? ? ? ? ?

Leading Producer of Surface Mined Coal in NAPP and ILB

- Successful operating history since 1985
- Among lowest cost producers in region
- Diverse asset base with 8 mining complexes comprised of 22 individual mines
- 93.5 million tons of reserves located in NAPP (Eastern Ohio) and ILB (Western Kentucky)
- Annual production of ~8.0 – 8.3 mt of thermal coal
- Strategically located in close proximity to customers in 6-state region


Northern App (NAPP)
7 complexes
18 mines
6+ mt annual production
IL
IN
OH
PA
WV
KY
Illinois Basin (ILB)
1 complex
4 mines
2+ mt annual production

Oxford Resource Partners

5

Reliability Matters

6 Oxford's Key Milestones 1985: Oxford formed initially as a contract miner 1989: Transitions to independent producer 1990-2009: Consolidated surface mining assets in Ohio 2009: Expanded footprint and business model to the ILB (western Kentucky) through acquisition 2010: $162MM IPO on NYSE; $175MM credit facility completed 2011: ~93.5MM tons of reserves and ~9MM tons of annual sales

7 Lower Cost / Lower Risk Operations Source: Most recent EVA report (data as of 6/30/11). Peer Average

2011E 2012E 2013E 2014E Committed 1 0.85 0.53 0.47 Under Negotiation 0.22 0.22 Sum 0.74 0.69 Long-term Customer Relationships Long-standing relationships with top electric utility customers Sales contracts with terms ranging from one to eight years Mainly serve base-load scrubbed power plants High Quality Customer Base Highly Committed Sales Portfolio1 (Tons in millions) 1. As of 6/30/2011. Under Negotiation Committed Tons as % of 2011 Estimated Sales 8 Committed Tons as % of 2011 Estimate Sales 75%

Diverse Operations Provide Flexibility Transportation Regional Production Production by Mining Complex Data as of 12/31/10, except transportation statistics which is for Q1 2011. 9

10 Strategic Position in Key Growth Markets 82% 97% 49% 92% 46% 93% Red figures indicate percentage of electric generation from coal (data as of 12/31/10). Source: EIA and J.T. Boyd. % of Electric Generation from Coal

CAPP NAPP ILB 2010 185 131 105 2015 Forecast 167 139 125 11 Our Region is Expected to Offset CAPP Declines Central Appalachia ("CAPP") steam coal supply declines due to: Regulatory / permitting environment Increased operating costs Reserve depletion Increasingly complex geology Increased exports Steam-to-met switching Regional Production Forecasts CAPP Coal Shipments to Power Plants Source: EIA and J.T. Boyd. (Tons in millions) Down 10% Up 6% Up 19%

Our Long-Term Growth Strategy Growth from Existing Operations Contracting strategy with embedded escalators Re-pricing of below-market contracts Capital investments to drive per unit costs lower Acquire adjacent mining reserves Acquisitions Expand footprint in NAPP and ILB primarily through acquisition of undeveloped reserves Focus on long-lived assets with low operational, regulatory and geological risk Acquire regional players as appropriate 12

13 Acquiring Reserves in our Target Markets Potential acquisitions Targeting approximately 65 million tons of reserves in NAPP and ILB Reserve Acquisition Methodology Prudently Grow Distribution

Supported by a Strong Financial Foundation 14 14 Highly contracted portfolio Low-cost, flexible operations Cost pass through provisions Re-pricing opportunities Scale drives cost efficiencies Acquisition of production and reserves Total liquidity of ~$31mm (2) LTM leverage ratio of ~ 2.1x Minimal legacy liabilities Cash Flow Stability Upside Potential Cash Flow Stability Financial Strength (1) Data at 6/30/11, per our Credit Agreement. Cash and cash equivalents and available borrowing capacity under $115 million revolver. Distributable Cash Flow Growth

2 15 Summary Financial Profile Revenue 1. Historical adjusted EBITDA as stated in our SEC filings, LTM adjusted EBITDA as of 6/30/2011. 2. Excludes a $13.2 million non-recurring price increase as discussed in our SEC filings. Recurring Adjusted EBITDA 1 ($ in millions) CAGR = 21% ($ in millions) CAGR = 35% Coal Production (Tons in millions) CAGR = 19% Coal Sales (Tons in millions) CAGR = 13%

16 In Summary, OXF offers... ? ? ? ? Cash flow stability through significantly contracted tonnage Diverse asset base with strategically located infrastructure Low cost producer status with large scale equipment and non-union workforce Successful history of reserve base and production growth

Attractive Yield Relative to Peer Group Data as of 8/19/11. 17 10-Year Treasury Yield 2.1% 810 basis point spread

Oxford Resource Partners, LP NYSE: OXF Investor Contact: Brian Meilton, 614.643.0314, IR@OxfordResources.com Visit our web site: www.OxfordResources.com